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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 10, 2001


                           InSite Vision Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-22332                  94-3015807
----------------------------       ------------            -------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


      965 Atlantic Avenue, Alameda, California                      94501
      ----------------------------------------                    ---------
      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (510) 865-8800

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

      On May 10, 2001, the Registrant issued a press release relating to its first quarter financial results, its return of rights to ISV-205 and other Company updates.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            Exhibit No.   Description
            -----------   -----------
               99.1       Press Release of the Registrant, dated May 10, 2001,
                          relating to its first quarter financial results, its return of rights to ISV-205 and other Company updates.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSITE VISION INCORPORATED

Dated: May 14, 2001                     By: /s/ S. Kumar Chandrasekaran, Ph.D
                                            ------------------------------------
                                            S. Kumar Chandrasekaran, Ph. D.
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No. Description
----------- -----------
   99.1 Press Release of the Registrant, dated May 10, 2001, relating to its first quarter financial results, its return of rights to ISV-205 and other Company updates.

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